Exhibit 10.8

SUBORDINATED UNIT SUBSCRIPTION AGREEMENT

This SUBORDINATED UNIT SUBSCRIPTION AGREEMENT (this “Agreement”) is made and entered into as of                                      , by and between Landmark Infrastructure Partners LP, a Delaware limited partnership (the “Partnership”), and Landmark Dividend LLC, a Delaware limited liability company (“Purchaser”).

WHEREAS, the Partnership proposes to undertake an initial public offering (the “Offering”) of common units of the Partnership (the “Common Units”) pursuant to a registration statement on Form S-11 (the “Registration Statement”) filed pursuant to the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, immediately prior to the Offering, Purchaser desires to purchase subordinated units of the Partnership (the “Subordinated Units”) directly from the Partnership in a private transaction as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1.                                 Purchaser hereby agrees to purchase directly from the Partnership on the terms set forth herein               Subordinated Units, at a price per Subordinated Unit equal to the public offering price of the Common Units set forth in the final prospectus supplement forming a part of the Registration Statement for the Offering (the “Prospectus Supplement”).

2.                                 Purchaser understands and agrees that its purchase of the Subordinated Units hereunder is being made pursuant to a private placement exempt from the registration requirements of the Securities Act and the Subordinated Units purchased hereunder may not be sold, transferred or conveyed by Purchaser except in compliance with applicable securities laws.

3.                                 The purchase price for the Subordinated Units shall be paid by means of a cash payment (wire transfer or other means acceptable to the Partnership) and shall close at the time of closing of the Offering.  The closing of the sale of Subordinated Units to Purchaser shall be conditioned solely on the closing of the Offering.

4.                                 Purchaser hereby agrees that its purchase of Subordinated Units may be described in the Registration Statement and the Prospectus Supplement.

5.                                 Purchaser hereby represents and warrants to the Partnership that:

a.                                      Purchaser is, and at the time of closing of the purchase of Subordinated Units by Purchaser will be, an Accredited Investor as that term is defined in Rule 501 of Regulation D under the Securities Act; and

b.                                      Purchaser has received all information it deems relevant or necessary with respect to her purchase of Subordinated Units.

6.                                      This Agreement shall terminate if the closing of the Offering shall not have occurred on or before November 30, 2014.

7.                                      This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but which taken together shall constitute one and the same agreement.

8.                                      This Agreement shall be governed by the laws of the State of Delaware.

[Signature page follows.]

IN WITNESS WHEREOF, this Agreement has been entered into effective as of the date first written above.

LANDMARK INFRASTRUCTURE PARTNERS LP

By:	Landmark Infrastructure Partners GP LLC, its
General Partner

By:
Name:
Title:

LANDMARK DIVIDEND LLC

By: Landmark Dividend Holdings II LLC, its Managing Member

By: Landmark Dividend Holdings, LLC, its Managing Member

By:
Name:
Title:

Signature page to Subordinated Unit Subscription Agreement